AMENDED AND RESTATED
                   CONTRIBUTION, SALE AND SERVICING AGREEMENT

                           Dated as of March 31, 2000

                                      among

                         POINT WEST CAPITAL CORPORATION
                   (formerly known as Dignity Partners, Inc.),
                                  as "Servicer"

                        DIGNITY PARTNERS FUNDING CORP. I,
                                   as "Issuer"

                             BANKERS TRUST COMPANY,
                         A NEW YORK BANKING CORPORATION,
                             as "Indenture Trustee"

                                TABLE OF CONTENTS



                              PRELIMINARY STATEMENT




                                   ARTICLE ONE

                                   DEFINITIONS



Section 1.01       Defined Terms.........................................     1

                                   ARTICLE TWO

                          ISSUANCE OF COMMON STOCK AND
                             ACQUISITION OF POLICIES

Section 2.01       Authorization and Issuance of Common Stock by the Issuer;
                   Contribution and Sale of Original Policies...............  4
Section 2.02       Acquisition of Additional Policies; Origination
                   Requirements.............................................  4
Section 2.03       Delivery of Policies and Documentation...................  5
Section 2.04       Servicing of Policies....................................  5
Section 2.05       Review of Policies.......................................  5
Section 2.06       Policies Acquired Subject to Existing Indebtedness.......  5
Section 2.07       Nature of Transfer; Financing Statements.................  6

                                  ARTICLE THREE

                         REPRESENTATIONS AND WARRANTIES

Section 3.01       Representations and Warranties of PWCC
                   as to the Policies.......................................  7
Section 3.02       Representations and Warranties of PWCC...................  7
Section 3.03       Repurchase Required Upon Breach of Certain Representations
                   and Warranties...........................................  9

                                  ARTICLE FOUR

                                COVENANTS OF PWCC

Section 4.01       PWCC's Covenants.........................................  10




                                  ARTICLE FIVE
                                       i

                    ADMINISTRATION AND SERVICING OF POLICIES

Section 5.01       Responsibilities of Servicer.............................  14
Section 5.02       Servicer Standard of Care................................  15
Section 5.03       Servicer Remittances.....................................  15
Section 5.04       Financing Statements; Title Filings......................  16
Section 5.05       Filing Claims............................................  16
Section 5.06       Premium Payments.........................................  16
Section 5.07       Servicing Compensation...................................  17
Section 5.08       Bank-End Sourcing Agent Fees.............................  17
Section 5.09       Monthly Servicing Reports................................  17
Section 5.10       Financial Statements.....................................  17
Section 5.11       Annual Independent Accountants' Reports..................  18
Section 5.12       Access to Certain Documentation and Information..........  18
Section 5.13       Other Necessary Data.....................................  19
Section 5.14       Indenture Trustee to Cooperate...........................  20


                                   ARTICLE SIX

                                   [Reserved]


                                  ARTICLE SEVEN

                           SERVICER EVENTS OF DEFAULT

Section 7.01       Servicer Events of Default...............................  22


                                  ARTICLE EIGHT

                              TERM AND TERMINATION

Section 8.01       Termination of this Agreement............................  23
Section 8.02       The Servicer Not to Resign...............................  23
Section 8.03       Indenture Trustee to Act; Appointment of Successor
                   Servicer.................................................  23
Section 8.04       Notification to Noteholders..............................  24
Section 8.05       Waiver of Past Defaults..................................  24
Section 8.06       Effects of Termination of Servicer.......................  24
Section 8.07       No Effect on Other Parties...............................  24


                                  ARTICLE NINE

                                  MISCELLANEOUS

Section 9.01       Amendments...............................................  26
Section 9.02       Governing Law............................................  26

Section 9.03       Notices..................................................  26
Section 9.04       Separability Clause; Conflict with Indenture.............  27
Section 9.05       Assignment...............................................  27
Section 9.06       Further Assurances.......................................  27
Section 9.07       No Waivers; Cumulative Remedies..........................  27
Section 9.08       Binding Effect; Third Party Beneficiaries................  28
Section 9.09       Set-Off................................................... 28
Section 9.10       Counterparts.............................................. 28
Section 9.11       Article Headings and Captions............................. 28
Section 9.12       Legal Holidays............................................ 28
Section 9.13       Assignment for Security for the Notes..................... 28

Schedule I         Policy Schedule

Exhibit A          Form of Dignity Partner's Certificate
Exhibit B          Operations Manual

         This AMENDED AND RESTATED CONTRIBUTION, SALE AND SERVICING AGREEMENT (this "Agreement"), dated as of March 31, 2000, is entered into among Point West Capital Corporation, formerly known as Dignity Partners, Inc. ("PWCC" or the "Servicer"), Dignity Partners Funding Corp. I (the "Issuer"), and Bankers Trust Company, a New York banking corporation (the "Indenture Trustee").

                              PRELIMINARY STATEMENT
                              ---------------------

         PWCC previously contributed and assigned to and serviced on behalf of the Issuer certain Policy Assets under that certain Contribution, Sale and Servicing Agreement (the "Original Contribution, Sale and Servicing Agreement"), dated as of February 1, 1995, among PWCC, the Issuer and the Indenture Trustee, as amended by Amendment No. 1 to Contribution, Sale and Servicing Agreement, dated September 29, 1995, and as further amended by Amendment No. 2 to Contribution, Sale and Servicing Agreement, dated February 13, 1996. PWCC, the Indenture Trustee and the Issuer are parties to that certain Amended and Restated Indenture pursuant to which the Issuer previously issued its Notes secured by the Policy Assets. Pursuant to the Master Agreement referred to below, the parties are entering into an Amended and Restated Indenture and this Amended and Restated Contribution, Sale and Servicing Agreement.

                                   ARTICLE ONE
                                   -----------

                                   DEFINITIONS
                                   -----------

         Section  1.01  Defined  Terms.  For  purposes  of  this  Agreement  the
         -----------------------------
following terms shall have the meanings specified herein. Except as otherwise specified herein, capitalized terms used but not defined herein, shall have the respective meanings given to them in the Amended and Restated Indenture.

         "Additional Policies": Policies that are purchased by the Issuer pursuant to Section 2.02 hereof.

         "Agreement": This Amended and Restated Contribution, Sale and Servicing Agreement, as amended from time to time.

         "Amended and Restated Indenture": The Amended and Restated Indenture, dated as of March 31, 2000, among PWCC, as Servicer, the Issuer and the Indenture Trustee.

         "Closing Date": February  28, 1995.

         "Common Stock": All of the issued and outstanding shares of common stock of the Issuer, which consists of 1,000 shares having a par value of $.01 per share.

         "Cut-Off Date": February 15, 1995.

         "ERISA": The Employee Retirement Income Security Act of 1974, and regulations promulgated thereunder.

         "Existing Indebtedness": The indebtedness of PWCC existing as of the Closing Date and on any Acquisition Date that is secured by the Policies being acquired on such date.

         "Indenture Trustee": Bankers Trust Company, until a successor Person shall have become the Indenture Trustee pursuant to the applicable provisions of the Amended and Restated Indenture, and thereafter "Indenture Trustee" shall mean such successor Person.

         "Key Employees":  The meaning set forth in Section 4.01(a) hereof.

         "Majority Noteholders": Noteholders holding Notes evidencing more than 66 2/3% of the Outstanding Principal Balance of the Notes.

         "Master Agreement": The Master Agreement, dated as of March 31, 2000, among PWCC, the Issuer, the Indenture Trustee and the Noteholders.

         "Monthly Servicing Fee": For Collection Periods commencing prior to March 1, 2000, $36,000.00 and, for Collection Periods commencing on or after March 1, 2000, $18,000.

         "Operations Manual": The PWCC procedure manual in the form attached hereto as Exhibit B, as amended from time to time, subject to the requirements of Section 5.02 hereof.

         "Original Policies": Policies that were purchased by the Issuer pursuant to Section 2.01 hereof and delivered to the Indenture Trustee on the Closing Date.

         "Policy": A life insurance policy issued by an Obligor on the life of an Insured, including, without limitation, the right to receive the benefits payable thereunder and proceeds thereof, which such Policy is conveyed to the Issuer by PWCC or originated by PWCC on behalf of the Issuer pursuant to this Agreement.
         "Policy Assets": The Policies, the Agency Agreement to the extent that it relates to the Policies, the Documentation, Policy Proceeds, and any supplementary contracts and documents executed in connection with the Policies, and all claims, options, privileges, benefits, refunds, cash values, dividends, rights, title and interest in the Policies, including, without limitation, all payments received on or with respect to the Original Policies after the Cut-Off Date and with respect to the Additional Policies after the related Acquisition Date, and the right to collect from the related Obligor the net proceeds thereof upon the death of the Insured or other maturity and the right to surrender any such Policy for the surrender value thereof, and all proceeds of the foregoing (including, but not by way of limitation, all cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, insurance proceeds, condemnation awards, rights to payment of any and every kind, and other forms of obligations and receivables which at any time constitute all or part or are included in the proceeds of any of the foregoing).


         "Policy Schedule":  The list of Policies attached hereto as Schedule I,
                                                                     ----------
as confirmed by the Indenture Trustee to the extent provided in Section 2.05 of this Agreement and Section 4.04 of the Amended and Restated Indenture, as such Policy Schedule shall be amended from time to time as confirmed by the Indenture Trustee to the extent provided in Section 2.05 of this Agreement and Section
4.04 of the Amended and Restated Indenture, to reflect (i) any Policies deleted by the Issuer as a result of a repurchase by PWCC or the Owner and (ii) all Additional Policies acquired by the Issuer and listed on a DP Certificate, which schedule (a) shall include with respect to each Policy Granted on the Closing Date or acquired on an Acquisition Date: (i) the DP Policy Number, (ii) the Face Value, (iii) the Obligor, (iv) the expected Back-End Sourcing Agent Fee that will be due, if any, and if such fee is contingent, so stating, (v) the amount of any Withheld Premium or Extended Premium for such Policy as of the Closing Date or Acquisition Date, the frequency of premium payments, and the date on which premium payments are due, (vi) the date of acquisition of such Policy,
(vii) a subtotal of the Policy Cost, including the specific amount incurred for each component of the Policy Cost as set forth in the definition thereof, and
(viii) the Expected Maturity and the Extended Maturity, and (b) shall also include with respect to each Substitute Policy: (i) the DP Policy number(s) of the Policy(ies) being replaced and (ii) the Face Value of the Policy(ies) being replaced. The Policy Schedule maintained by the Indenture Trustee shall be the definitive Policy Schedule for all purposes of this Agreement, absent manifest error (in which case the Policy Schedule shall be all Policies as to which the Indenture Trustee holds Documentation hereunder).

         "Scheduled Servicer Termination Date": June 30, 2002.

         "Servicer": Point West Capital Corporation and its successors and permitted assigns.

         "Servicer Default": Any occurrence or circumstance which with notice or the lapse of time or both would become a Servicer Event of Default.

         "Servicer Event of Default": Each of the occurrences or circumstances enumerated in Section 7.01 hereof.

         "Servicer Termination Notice": The notice described in Section 8.01(b) hereof.

         "Total Servicing Fee": $504,000.00, payable in 28 monthly installments except as otherwise provided in Section 8.01 hereof.

                                   ARTICLE TWO
                                   -----------

                          ISSUANCE OF COMMON STOCK AND
                          ----------------------------
                             ACQUISITION OF POLICIES
                             -----------------------

         Section 2.01  Authorization and Issuance of Common Stock by the Issuer;
         -----------------------------------------------------------------------
Contribution and Sale of Original Policies.
------------------------------------------

         Subject to all the terms and conditions of this Agreement and in reliance upon the representations, warranties and covenants set forth herein, as of the Closing Date, the Issuer issued to PWCC the Common Stock. Such Common Stock was issued in the name of, and delivered directly to, PWCC and PWCC obtained directly from the Issuer such Common Stock, all in accordance with the terms of this Agreement. In return for the Common Stock and other rights created by this Agreement, PWCC transferred, assigned, sold, granted and contributed to the Issuer, without recourse, except as provided in Section 3.03 hereof, on the Closing Date, any and all of PWCC's respective right, title and interest in and to all of the Policy Assets relating to the Original Policies, whether now existing or hereafter arising. PWCC hereby acknowledges that its transfer of the Policy Assets to the Issuer was and is absolute and irrevocable, without reservation or retention of any interest whatsoever by PWCC.

         Section 2.02  Acquisition of Additional Policies; Origination
         ------------  -----------------------------------------------
Requirements.
-------------

         (a) To the extent that Eligible Policies are then available for acquisition, on each Acquisition Date, PWCC shall assign, sell, to the Issuer or shall originate on behalf of the Issuer and employ Sourcing Agents to source on behalf of the Issuer, Additional Policies meeting the representations and warranties contained in Section 3.01 hereof. Funds to be paid in connection with the acquisition of such Additional Policies or the discharge of any Existing Indebtedness related to such Additional Policies shall be disbursed in the amounts and to such Persons as are specified in Section 3.01 of the Amended and Restated Indenture. PWCC hereby transfers, assigns, contributes, sells and grants to the Issuer, without recourse, except as provided in Section 3.03 hereof, as of each Acquisition Date, any and all of PWCC's respective right, title and interest in and to all of the Policy Assets relating to each Additional Policy listed on an amendment to the Policy Schedule delivered on such Acquisition Date, whether now existing or hereafter arising. PWCC hereby acknowledges that its transfer to the Issuer of the Policy Assets relating to each Additional Policy is absolute and irrevocable, without reservation or retention of any interest whatsoever by PWCC.

         (b) In connection with the assignment of Policies to the Issuer and the origination of Policies by PWCC on behalf of the Issuer hereunder, PWCC shall be responsible for (i) ensuring that all Policies meet the requirements set forth in Section 3.01 hereof and employing such third parties as are deemed necessary by PWCC to determine that such Policies are eligible for inclusion in the Series Pool, (ii) submitting all validly executed Documentation to the Indenture Trustee in accordance with Article Four of the Amended and Restated Indenture, and (iii) ensuring that Policies are legally assigned from the Owner to "Bankers Trust Company as Agent" or as otherwise permitted under Section 4.04 of the Amended and Restated Indenture, and are free and clear of all encumbrances.

         Section 2.03   Delivery of Policies and Documentation.
         ------------------------------------------------------

         In connection with the Issuer's acquisition of the Policy Assets, prior to the Closing Date and prior to each related Acquisition Date, PWCC, on behalf of the Issuer, shall deliver the Policies and the related

Documentation to the Indenture Trustee (or Bankers Trust, California, as agent for the Indenture Trustee), whereupon the Indenture Trustee shall retain possession thereof as agent for the Issuer and as Indenture Trustee. Each Policy shall be titled in the name of "Bankers Trust Company, as Agent", although a Policy titled in the name of "Bankers Trust Company" shall be deemed to be owned by Bankers Trust Company as agent and trustee hereunder and under the Amended and Restated Indenture. In addition, with respect to each Original Policy and Additional Policy to be acquired by the Issuer on the Closing Date or an Acquisition Date, as applicable, PWCC shall execute and deliver to the Issuer, the Servicer and the Indenture Trustee, the DP Certificate, substantially in the form of Exhibit A hereto and with an amendment to the Policy Schedule attached
        ---------
thereto as to each Policy being acquired by the Issuer on such date. Such DP Certificate shall evidence (i) the contribution or sale by PWCC to the Issuer or
(ii) the origination by PWCC on behalf of the Issuer, of such Policies on such date. All Policies that are acquired by the Issuer hereunder shall, contemporaneously with their acquisition by the Issuer, become subject to the terms and provisions of this Agreement. PWCC shall promptly, upon the Closing Date and each Acquisition Date, cause any ledger and books and records maintained by it to be marked to show that the related Policies have been acquired by the Issuer and pledged to the Indenture Trustee in accordance with this Agreement and the Amended and Restated Indenture.

         Section 2.04  Servicing of Policies.
         ------------  ----------------------

         PWCC in its capacity as Servicer shall service the Policies for the benefit of the Issuer, the Indenture Trustee and the Noteholders in accordance with the terms and conditions of this Agreement. Notwithstanding the foregoing, PWCC acknowledges and agrees that its obligations under this Agreement as seller and originator of Policies are independent of any obligations it may have as Servicer and that its obligations under this Agreement as originator and seller of the Policies will continue in full force and effect, whether or not it is acting as Servicer, until termination of this Agreement in accordance with Article Eight hereof.

         Section 2.05  Review of Policies.
         ------------  -------------------

         In accordance with Section 4.04 of the Amended and Restated Indenture, the Indenture Trustee (or Bankers Trust, California, as agent for the Indenture Trustee) shall have reviewed the Documentation in the Policy File and delivered the Indenture Trustee's Certificate to the Issuer prior to the Issuer's acquisition of any Policy. In the event the Indenture Trustee is unable to confirm that a Policy File satisfies the requirements of Section 4.04 of the Amended and Restated Indenture, PWCC shall attempt to resolve such issue, and if PWCC is unable to resolve the issue, the Issuer shall not acquire such Policy and the Indenture Trustee shall return the Policy File to PWCC or the Issuer, as applicable, pursuant to Section 4.05(a) of the Amended and Restated Indenture.

         Section 2.06   Policies Acquired Subject to Existing Indebtedness.
         ------------   ---------------------------------------------------

         By the execution of this Agreement, subject to all of the terms and conditions of this Agreement and in reliance on the representations, warranties and covenants expressed herein, on the Closing Date and each Acquisition Date, the Issuer hereby agrees to acquire Policies subject to any Existing Indebtedness secured by such Policies. The Issuer shall immediately repay the Existing Indebtedness on the Closing Date with the net proceeds of the sale of the Notes, after deducting therefrom all costs of issuance of the Notes and the initial funding of the Premium Accounts and the Liquidity Account. On each Acquisition Date, the Issuer shall repay any Existing Indebtedness secured by any Additional Policies being acquired on such date with the portion of the aggregate Policy Cost allocated therefor, all in accordance with Section 3.01 of the Amended and Restated Indenture.

         Section 2.07   Nature of Transfer; Financing Statements.
         ------------   -----------------------------------------

         In the event that the transfer of the Policy Assets from PWCC to the Issuer is deemed to be a secured financing, PWCC shall be deemed hereunder to have Granted to the Issuer, and PWCC does hereby Grant to the Issuer, effective as of date of assignment hereunder, a security interest in all of PWCC's right, title and interest in, to and under the Policy Assets and the related Documentation, whether now owned or hereafter acquired. For purposes of such Grant, this Agreement shall constitute a security agreement under applicable law. In furtherance of the foregoing, PWCC agrees to record and file on or before the Closing Date, and otherwise at such times as may be necessary to maintain or protect the liens created under the Amended and Restated Indenture, at its own expense, financing statements with the Secretaries of State of California and Nevada, naming PWCC as debtor, the Issuer as secured party, and the Indenture Trustee as assignee (and thereafter timely continuation statements and/or amendments with respect to such financing statements).

                                  ARTICLE THREE
                                  -------------

                         REPRESENTATIONS AND WARRANTIES
                         ------------------------------

         Section 3.01 Representations and Warranties of PWCC as to the Policies.
         -----------------------------------------------------------------------

         PWCC hereby makes the following representations and warranties to the Issuer regarding the Policies upon which representations and warranties the Issuer relies in acquiring the Policy Assets from PWCC and engaging PWCC to originate Policies on its behalf. Unless expressly stated otherwise, such representations and warranties speak as of (i) the Closing Date with regard to Original Policies, and (ii) the related Acquisition Date with regard to Additional Policies acquired on the related Acquisition Date, and shall survive the Grant by the Issuer of the Trust Estate to the Indenture Trustee.

         (a) On the  Closing  Date,  the  Policy  Schedule  attached  hereto  as
Schedule I, and on each Acquisition  Date, the Policy Schedule as amended,  sets
----------
forth a true and accurate listing of the Policies being acquired by the Issuer hereunder.

         (b) Each Policy is an Eligible Policy as defined in the Indenture.

         (c) PWCC has not failed to disclose any material adverse information or fact to the Issuer which is known to PWCC and, if disclosed to the Issuer, would cause the Issuer to alter its decision to acquire the Policies.

         (d) After giving effect to the acquisition by the Issuer of any Additional Policies, the Policy Cost Limits, the Aggregate Policy Acquisition Terms and the Obligor Concentration Limits were not exceeded.

         Section 3.02      Representations and Warranties of PWCC.
         ------------      --------------------------------------

         (a) PWCC hereby makes the following representations and warranties (i) as of the Closing Date and (ii) as of the effective date of this Amended and Restated Contribution, Sale and Servicing Agreement:

                  (i) Organization and Good Standing. PWCC is a corporation duly
                      ------------------------------
         organized, validly existing and in good standing under the law of the State of Delaware and each other State where the nature of its business requires it to qualify, except to the extent that the failure to so qualify would not in the aggregate materially adversely affect the ability of PWCC to perform its obligations under the Transaction Documents.

                  (ii)  Authorization.  PWCC has the power and authority and all
                        --------------
         governmental licenses, authorizations, consents and approvals to carry on its business, except where any failure would not have a material adverse effect on its business or the performance of its obligations hereunder and under the Amended and Restated Indenture, and the power, authority and legal right to execute, deliver and perform under this Agreement and the Amended and Restated Indenture and the execution, delivery and performance of this Agreement and the Amended and Restated Indenture have been duly authorized by PWCC by all necessary corporate action.

                  (iii)  Binding  Obligation.   This  Agreement,   assuming  due
                         --------------------
         authorization,  execution and delivery by the Indenture Trustee and the
         Issuer,   and  the  Amended  and  Restated   Indenture,   assuming
         due authorization, execution and delivery by the Issuer and the Indenture Trustee, each constitutes a legal, valid and binding obligation of PWCC, enforceable against PWCC in accordance with its terms except that (A) such enforcement may be subject to bankruptcy, insolvency, reorganization, rehabilitation, moratorium or other similar laws (whether statutory, regulatory or decisional) now or hereafter in effect relating to creditors' rights generally and (B) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to certain equitable defenses and to the discretion of the court before which any proceeding therefor may be brought, whether a proceeding at law or in equity.

                  (iv)  No  Violation.  The  consummation  of  the  transactions
                        -------------
         contemplated by the fulfillment of the terms of this Agreement and the Amended and Restated Indenture will not conflict with, result in any breach of any of the material terms and provisions of, or constitute (with or without notice, lapse of time or both) a default under the organizational documents or bylaws of PWCC, or any material Amended and Restated Indenture, agreement, mortgage, deed of trust or other instrument to which PWCC is a party or by which it is bound, or in the creation or imposition of any lien upon any of its properties pursuant to the terms of such Amended and Restated Indenture, agreement, mortgage, deed of trust or other such instrument, other than any lien created or imposed pursuant to the terms of this Agreement or the Amended and Restated Indenture, or violate any law or any material order, rule or regulation applicable to PWCC of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over PWCC or any of its properties other than any violation which would not have a material adverse effect on the performance of its obligations hereunder and under the Amended and Restated Indenture.

                  (v) No Proceedings. There are no proceedings or investigations
                      --------------
         to which PWCC, or any of PWCC's Affiliates, is a party pending, or, to the knowledge of PWCC, threatened, before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality
         (A) asserting the invalidity of this Agreement, the Amended and Restated Indenture or any Policy, (B) seeking to prevent the issuance of any of the Notes or the consummation of any of the transactions contemplated by this Agreement or the Amended and Restated Indenture, or (C) seeking any determination or ruling that would materially and adversely affect the performance by PWCC of its obligations under, or the validity or enforceability of, this Agreement, the Amended and Restated Indenture or any Policy.

                  (vi)  Approvals.  All  approvals,  authorizations,   consents,
                        ---------
         orders or other actions of any Person, or of any court, governmental agency or body or official, required in connection with the execution and delivery of this Agreement and the Amended and Restated Indenture (except approvals of State securities officials under the Blue Sky
         Laws), have been or will be taken or obtained on or prior to the Closing Date.

                  (vii) Place of  Business.  PWCC's  chief  executive  office is
                        ------------------
         located in San Francisco, California.

                  (viii) Taxes. All material tax returns or extensions  required
                         -----
         to be filed by PWCC in any jurisdiction have in fact been filed, and all material taxes, assessments, fees and other governmental charges upon PWCC, or upon any of its properties, income or franchises, shown to be due and payable on such returns have been paid, or will be paid when due. All such tax returns are true and correct in all material respects and PWCC has no knowledge of any proposed additional tax assessment against it in any material amount nor of any basis therefor. The provisions for taxes on the books of PWCC are maintained in accordance with generally accepted accounting principles.

                  (ix) Compliance with ERISA.  PWCC shall,  and shall cause each
                       ---------------------
         of its Affiliates to maintain any employee benefit plan (as defined in Section 3(3) of ERISA) which PWCC sponsors or maintains or to which PWCC makes, is making, or is obligated to make contributions (each, a "Plan"), in compliance in all material respects with the applicable provisions of ERISA, the Code and other federal or state law and PWCC shall not permit any prohibited transaction or violation of the fiduciary responsibility rules with respect to any Plan to occur which would materially adversely affect PWCC, the Issuer or any Policy.

         (b) PWCC hereby makes the following representations and warranties to the Issuer upon which representations and warranties the Issuer relies in acquiring the Policies and engaging PWCC's services hereunder. Such representations and warranties speak as of the most recent Acquisition Date, but shall survive the Grant by the Issuer of the Trust Estate to the Indenture Trustee.

                  (i) Security Interest.  Upon (A) execution and delivery by the
                      -----------------
         parties hereto of the Original Contribution, Sale and Servicing Agreement, repayment of any Existing Indebtedness in accordance with
         Section 2.06 of this Agreement, and delivery by PWCC to the Issuer of a DP Certificate with respect to each Additional Policy acquired by the Issuer from PWCC, (B) filing with the applicable Obligor of an assignment form in respect of the related Policy assigning ownership of such Policy in the name of the "Bankers Trust Company, as Agent," (C) filing the UCC financing statements in accordance with Section 4.02 of the Amended and Restated Indenture, and (D) obtaining an acknowledgment by the Obligor of each Policy of the assignment referred to in clause
         (B) above, the Issuer shall have obtained ownership of the Policies free and clear of all interests, liens, pledges, claims, charges and encumbrances other than liens created pursuant to the Amended and Restated Indenture; and none of the Policies has been pledged, sold or assigned by PWCC to any other party other than creditors of PWCC whose lien is released as of the date of acquisition of such Policy by the Issuer, and the Indenture Trustee shall have a valid perfected security interest in the Issuer's right, title and interest in such Policy Assets and in the proceeds thereof prior and superior to and free and clear of any other security interest or lien other than those permitted by Section 11.02(a) of the Amended and Restated Indenture.

                  (ii)     Ownership and control of PWCC.
                           -----------------------------

                           (A) The Key Employees (as defined in Section  4.01(a)
                  hereof) collectively beneficially own a greater percentage of the aggregate voting power of all of the issued and outstanding shares of PWCC Voting Stock (as defined herein) than any other Person not affiliated with such Key Employees.

                           (B) All of the  shares  of  PWCC  Capital  Stock  (as
                  defined herein) beneficially owned by the Key Employees have been validly issued, are fully paid and nonassessable, and, except as hereinafter provided, are not the subject of any mortgage, pledge, other security interest or any other option to purchase; provided, however, that (1) Bradley N. Rotter may
                               --------
                  enter into an underwriting agreement pursuant to which he would agree to sell up to 350,000 shares of PWCC Common Stock (as defined herein) in a public offering pursuant to the Registration Statement on Form S-1 of PWCC (Registration No. 33-98708); and (2) The Echelon Group of Companies, LLC, which is beneficially owned collectively by the Key Employees, may grant to its employees options to purchase shares of Common Stock held by it if, assuming the exercise in full of such
                  options,    the   representations   set   forth
         in Section 3.02(b)(ii)(A) and Section 3.02(B)(ii)(C) would remain correct.

                           (C) Other than the Key Employees or Persons affiliated with such Key Employees, no Person beneficially owns twenty percent or more of the aggregate voting power of all issued and outstanding shares of PWCC Voting Stock.

                           (D) There are no outstanding securities of PWCC (including issued and outstanding shares of PWCC Capital Stock) which are exercisable or exchangeable for, or convertible into, shares of PWCC Voting Stock which, if exercised, exchanged or converted, as the case may be, in full would cause the representations contained in
         Section 3.02(b)(ii)(A) or Section 3.02(b)(ii)(C) to become incorrect.

                           (E) The Key Employees and/or their designees constitute a majority of the Board of Directors of PWCC both in number and by voting rights with respect to all matters; provided, however,
                                                             --------   ------
         that this subsection (E) will not apply to any vote of the Board of Directors required to be made by, or committees of the Board of Directors of PWCC comprised entirely or in part of "independent" or "disinterested" directors if such committee is required to be comprised of "independent" or "disinterested" directors under any applicable provision of (1) the Delaware General Corporation Law, (2) state or federal securities laws (including Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act")), or
         (3) the requirements of The Nasdaq Stock Market for companies listed thereon.

                           (F) As used in this Agreement,  (i) all references to
                  "beneficial ownership," and all derivations thereof, shall have the meaning set forth in Rule 13d-3 promulgated under the Exchange Act, (ii) "PWCC Capital Stock" means any and all shares of the authorized capital stock of PWCC, and (iii) "PWCC Common Stock" means the Common Stock, $.01 par value per share, of PWCC, and (iv) "PWCC Voting Stock" means PWCC Capital Stock which has voting power (whether generally or upon the occurrence of an event) with respect to the election of directors.

                  (iii)  Bulk  Transfer  Laws.  The  transfer,   assignment  and
                         --------------------
         conveyance of the Policy Assets by PWCC to the Issuer pursuant to this Agreement is not subject to the bulk transfer or any similar statutory provisions in effect in any applicable jurisdiction.

                  (iv) Performance.  PWCC does not believe, nor does it have any
                       -----------
         reasonable cause to believe, that it cannot perform each and every covenant contained in this Agreement.

                  (v) Ordinary Business Purpose.  The transactions  contemplated
                      -------------------------
         by this Agreement are being consummated by PWCC in furtherance of its ordinary business purposes, with no contemplation of insolvency and with no intent to hinder, delay or defraud any of its present or future creditors.

                  (vi) Consideration.  The consideration received by PWCC as set
                       -------------
         forth herein is fair consideration having value reasonably equivalent to or in excess of the value of the performance of PWCC's obligations hereunder.

                  (vii)  Insolvency.  Neither  on the  date of the  transactions
                         ----------
         contemplated by this Agreement or immediately before or after such transactions, nor as a result of the transactions, will PWCC: (A) be insolvent such that the sum of its debts is greater than all of its respective property, at a fair valuation; (B) be engaged in or about to engage in, business or a transaction for which any property remaining with PWCC will be an unreasonably small capital or the remaining assets of PWCC will be unreasonably small in relation to its respective business or the transaction; and (C) have intended to incur or believed it would incur, debts that would be beyond its respective ability to pay as such debts mature or become due. PWCC's assets and cash flow enable it to meet its present obligations in the ordinary course of business as they become due.

                  (viii) Assets Exceed Liabilities.  Both immediately before and
                         -------------------------
         after the transactions contemplated by this Agreement (A) the present fair salable value of PWCC's assets was or will be in excess of the amount that will be required to pay its probable liabilities as they then exist and as they become absolute and matured; and (B) the sum of PWCC's assets was or will be greater than the sum of its debts, valuing its assets at a fair salable value.

                  (ix) Transfer to the Issuer.  It is the intention of PWCC that
                       ----------------------
         complete ownership of the Policy Assets be acquired by the Issuer and that the beneficial interest in and title to the Policy Assets not be part of PWCC's estate in the event of the filing of a bankruptcy petition by or against PWCC under any bankruptcy law.

                  (x)  Common  Stock of the  Issuer.  Upon the  issuance  of the
                       ----------------------------
         Common Stock to PWCC in accordance with the terms hereof, PWCC will be the registered owner of all of the issued and outstanding common stock of the Issuer, all of which Common Stock will be validly issued, fully paid and nonassessable and owned of record, free and clear of all mortgages, assignments, pledges, security interests, warrants, options and rights to purchase, other than the lien in favor of Transamerica Lender Finance, a division of Transamerica Business Credit Corporation, securing the indebtedness of PWCC pursuant to that certain Loan and Security Agreement dated December 13, 1993, as amended and as the same may be amended or amended and restated in the future, and any liens incurred in connection with any renewals, extensions and refinancings of the indebtedness secured by such lien.

                  (xi) Financial Statements. The most recent unaudited financial
                       --------------------
         statements delivered to the Noteholders by PWCC are true and correct in all material respects.

         Section 3.03 Repurchase Required Upon Breach of Certain Representations
         ------------ ----------------------------------------------------------
and Warranties.
--------------

         (a) If PWCC or the Issuer discovers the breach of any representations or warranties set forth in Section 3.01 hereof, which breach materially and adversely affects the value of a Policy or the interests of the Holders of the Notes, then the party discovering such breach or condition shall give prompt written notice to the other party and PWCC shall, within 30 days from the date it was notified of, or otherwise discovers, such breach cure such breach. If PWCC fails to cure such breach within 30 days, it shall repurchase the affected Policy from the Issuer in accordance with Section 3.03(c) hereof on the 31st day following the date of receipt of notice (provided such 31st day is a Business Day, and if not, the following Business Day) at a price equal to the Policy Cost.

         (b) In the case of a Policy with respect to which an Owner exercises its right to rescind the sale of such Policy to PWCC or the Issuer within the applicable rescission period, PWCC or the Owner shall repurchase such Policy from the Issuer at the applicable Repurchase Price. The repurchase shall be conducted in accordance with the provisions of Section 3.03(c) hereof.

         (c) The Policy Cost for a repurchased Policy shall be paid by PWCC or an Owner, as applicable, to the Indenture Trustee, on behalf of the Issuer, for deposit in the Collection Account on the date that the repurchase occurs. Any Repurchase Price paid by PWCC shall be paid to the Indenture Trustee, on behalf of the Issuer in immediately available funds. Simultaneously with the repurchase of a Policy, the Indenture Trustee shall execute a release prepared by the Issuer of the repurchased Policy in accordance with Section 4.08 of the Amended and Restated Indenture. It is understood and agreed that the obligation of PWCC to cure or purchase a Policy shall constitute the sole remedy respecting such breach available to the Issuer, the Holders of the Notes or the Indenture Trustee on behalf of such Holders (provided that such cure or repurchase occurs in a due and timely manner and except for any indemnities provided under Section 4.01(b) hereof) for any losses, claims, damages and liabilities arising from the Issuer's ownership of such Policy or the inclusion of such Policy in the Trust Estate.

                                  ARTICLE FOUR
                                  ------------

                                COVENANTS OF PWCC
                                -----------------

         Section 4.01 PWCC's Covenants.
         -----------------------------

         PWCC hereby covenants to the Issuer and agrees as follows:

         (a) Qualification;  Successor; Key Employees. (i) Except as hereinafter
             ----------------------------------------
provided, PWCC will keep in full effect its existence, rights and franchises as a corporation, and will obtain and preserve its qualification to do business as a foreign corporation, its licenses to do business as a viatical settlement company, and such other licenses or permits as shall be necessary to conduct its business as currently operated, in each jurisdiction in which such qualification or license is or shall be necessary to protect the validity and enforceability of this Agreement or any of the Policies and to perform its duties hereunder. The representations and warranties set forth in Section 3.02(b)(ii) of this Agreement shall remain true and correct at all times during the terms of this Agreement. PWCC shall not merge or consolidate with any person or sell all or substantially all of its assets to any Person, unless either (i) the Majority Noteholders shall have consented to such action or (ii) following any such merger or consolidation the Key Employees (as defined below) shall in the aggregate own more of the issued and outstanding common stock of PWCC than any other Person not affiliated with such Key Employees. Any Person into which PWCC may be merged or consolidated, or to whom PWCC has sold substantially all of its assets, or any corporation resulting from any merger, conversion or consolidation to which PWCC shall be a party, or any Person succeeding to the business of PWCC shall be the successor of PWCC hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that
                                                         --------  -------
(w) immediately after giving effect to such transaction, no representation or warranty made pursuant to Section 3.02 shall have been breached and each of Alan
B.  Perper,  Bradley  N.  Rotter  and  John W.  Rotter  (collectively,  the "Key
Employees") shall continue to be employed by PWCC in substantially the same capacity as that immediately prior to any such transaction, (x) such successor executes an agreement or assumption, in form reasonably satisfactory to the Issuer and the Indenture Trustee to perform every obligation under this Agreement, (y) PWCC shall have delivered to the Issuer and the Indenture Trustee a certificate of an officer of PWCC stating that such consolidation, merger, or succession and such agreement of assumption complies with this Section 4.01 and that all conditions precedent, if any, provided for in this Agreement relating to such transaction have been complied with, and (z) all financing statements and continuation statements and amendments thereto have been executed and filed that are necessary fully to preserve and protect the interest of the Indenture Trustee in the Policies and reciting the details of such filings, or stating that, no such action shall be necessary to preserve and protect such interest.

         (ii) PWCC shall at all times during the terms of this Agreement employ at least two of the three Key

Employees as employees of PWCC in substantially the same capacity as that immediately prior to the date of this Agreement, or such other personnel in such capacities reasonably acceptable to the Majority Noteholders in view of such other personnels' experience in the viatical settlement industry.

         (b)  Indemnity.  PWCC shall  indemnify  and hold harmless the Indenture
              ---------
Trustee (which shall include, for the purposes of this Section 4.01(b), its directors, officers, employees and agents), the Issuer, and the Trust Estate, for the benefit of the Noteholders, from and against any loss, liability, claim, expense (including the fees and expenses of counsel), damage or injury suffered or sustained to the extent that such loss, liability, claim, expense, damage or injury arose out of or was imposed by reason of (i) the performance by the Indenture Trustee of its duties under this Agreement, or (ii) the negligence or willful misconduct of PWCC in the performance of its duties under this Agreement. Notwithstanding the forgoing sentence, PWCC shall not indemnify (a) the Issuer or the Trust Estate to the extent that such loss, liability, claim, expense, damage or injury results from any risk identified in the Risk Factors section of the Private Placement Memorandum or from any act or omission of PWCC which is in accordance with the operational procedures described in the Operations Manual, provided in each case that such act or omission does not constitute a violation of law, gross negligence or willful misconduct by PWCC when committed or omitted, or (b) any party to the extent that such loss, liability, claim, expense, damage or injury results from acts of fraud, gross negligence or breach of fiduciary duty by such indemnified party. PWCC shall not be liable for the fees and expenses of more than one separate firm of attorneys at any time acting for all indemnified persons unless there exist separate defenses or cross claims with respect to the indemnified parties or a need for counsel in a separate jurisdiction. PWCC shall not be liable for any settlement of any action or claim effected without its consent, provided that PWCC may withhold its consent to a settlement only if PWCC shall first have provided reasonable security to the applicable indemnified persons (in the reasonable determination of such indemnified persons) for its indemnification obligation. If PWCC has made any indemnity payments to the Indenture Trustee, the Issuer or the Noteholders pursuant to this Section and such party thereafter collects any of such amounts from others, such party will promptly repay such amounts collected to PWCC, without interest. The provisions of this Section 4.01 shall survive any expiration or termination of this Agreement, and the resignation or removal of the Indenture Trustee.

         (c) Liability. Except as provided in Section 4.01(b) hereof, PWCC shall
             ---------
have no liability for any action taken or for refraining from the taking of any action pursuant to this Agreement. No officer, director, employee or agent of PWCC shall be under any liability for any action taken or for refraining from the taking of any action pursuant to this Agreement; provided, however, that this provision shall not protect any such Person against any liability which would otherwise be imposed by reason of willful misconduct, bad faith or gross negligence in the performance of such Person's duties hereunder. PWCC and any officer, director, employee or agent of PWCC may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person
                     -----------
with respect to any matters arising hereunder provided that PWCC or any such Person has no knowledge to the contrary. No implied covenants or obligations shall be read into this Agreement against PWCC. In the event PWCC performs any activities beyond the requirements of this Agreement, PWCC shall have the option but will not be required to perform such activities in the future.

         (d) Preserve Security Interest. PWCC will from time to time execute and
             --------------------------
file such additional financing statements (including continuation statements or amendments) as may be necessary to preserve the security interests and liens described herein as may be reasonably requested by the Issuer or the Indenture Trustee and are reasonably satisfactory in form and substance to the Issuer.

         (e) Change in  Identity.  PWCC will not change  its name,  identity  or
             -------------------
corporate structure in any manner that would, could, or might make any assignment of a Policy, or any financing statement or continuation statement misleading within the meaning of section 9-402(7) of the UCC, unless it shall have given the Issuer and the Indenture Trustee at least 30 days' prior written notice thereof, and unless the necessary amendments and filings have been completed within 10 days prior to such change.

         (f) Change in  Location.  PWCC will give the  Issuer and the  Indenture
             -------------------
Trustee at least 30 days prior written notice of any relocation of its chief executive office if, as a result of such relocation, the applicable assignment of a Policy or any provisions of the UCC would require the filing of any amendment of any previously filed financing or continuation statement or of any new financing statement, and PWCC will cause whatever amendments and filings are necessary in connection therewith to be done.

         (g) No  Modifications.  PWCC will duly fulfill all  obligations  on its
             -----------------
part to be fulfilled under or in connection with each Policy, will not change or modify the terms of any Policy and will do nothing to impair the rights of the Issuer or the Indenture Trustee in any Policy.

         (h) Compliance.  PWCC will comply, in all material  respects,  with all
             ----------
material acts, rules, regulations, orders, decrees and directions of any governmental authority applicable to the Policies or any part thereof; provided, however, that PWCC may contest any act, regulation, order, decree or direction in any reasonable manner which shall not materially and adversely affect the rights of the Issuer or the Indenture Trustee in the Policies.

         (i)  Notice of  Breach.  PWCC will  advise the  Issuer,  the  Indenture
              -----------------
Trustee and the Noteholders in reasonable detail of the occurrence of any breach by PWCC of any of its material representations, warranties and covenants contained herein within five Business Days of the discovery by PWCC of such breach.

         (j) Additional Information.  PWCC will execute or endorse, acknowledge,
             ----------------------
and deliver to the Issuer and the Indenture Trustee from time to time such schedules, confirmatory assignments, conveyances, and other reassurances or instruments and take such further similar actions relating to the Policies and the rights covered by this Agreement as the Issuer or the Indenture Trustee may reasonably request to preserve and maintain title to the Policies and the rights of the Issuer and the Indenture Trustee against the claims of all persons and parties with respect to the Policies.

         (k) No  Disturbance.  PWCC will do  nothing  to  disturb  or impair the
             ---------------
ownership of the Policies by the Issuer for the benefit of the Noteholders.

         (l) Separateness of Company; No Bankruptcy Petition.  PWCC (i) will (A)
             -----------------------------------------------
maintain its books and records separate from the books and records of the Issuer and (B) maintain bank accounts separate from those of the Issuer and (ii) will not (X) take any action that would cause the dissolution or liquidation of the Issuer, (Y) guarantee (directly or indirectly), endorse or otherwise become contingently liable (directly or indirectly) for the obligations of the Issuer, or (Z) institute against the Issuer, or join any other person in instituting against the Issuer, any case, proceeding or other action under any existing or future bankruptcy, insolvency or similar laws. This subsection (l) shall survive termination of this Agreement and continue in effect until one year and one day after the termination of the Amended and Restated Indenture pursuant to Section
5.01 thereof.

         (m)  Notice of Liens.  PWCC shall  notify the Issuer and its  assignees
              ---------------
promptly after becoming aware of any lien, security interest, pledge or encumbrance on any Policy.

         (n) Financial  Statements.  The financial statements of the Issuer will
             ---------------------
reflect that the Policies are
owned by the Issuer and have been assigned to the Indenture Trustee, and the financial statements of PWCC will reflect that the assets of PWCC include the Common Stock of the Issuer. The financial statements of PWCC and the Issuer will also reflect that the assets of the Issuer are not available to pay creditors of PWCC. The resolutions, agreements and other instruments underlying this Agreement will be continuously maintained by PWCC as official records.

         (o) Treatment by Affiliated  Group.  The affiliated group of which PWCC
             ------------------------------
is a member within the meaning of section 1504 of the Code shall, unless otherwise required by a taxing authority, treat the Policies as owned by the Issuer for Federal, state and local income tax purposes, and shall include in the computation of the Issuer's gross income for such purposes the Policy Proceeds and other income from the Policies. Any election by the affiliated group of which the Issuer is a member to file a consolidated income tax return shall be made only with the prior consent of the Majority Noteholders, which consent shall not be withheld so long as PWCC, the Issuer and the other members of the affiliated group enter into a tax sharing agreement reasonably acceptable to the Majority Noteholders that provides for the allocation of the consolidated tax liability among the members of the group based upon the separate income of such members.

         (p) Maintain  Ledger.  PWCC will (i) retain a ledger as a master record
             ----------------
of the Policies and copies of all documents relating to each Policy (other than the original executed Policies) and necessary to service the Policies hereunder and (ii) indicate on such copies and any ledger that the Policies have been acquired by the Issuer and assigned to the Indenture Trustee.


                                  ARTICLE FIVE
                                  ------------

                    ADMINISTRATION AND SERVICING OF POLICIES
                    ----------------------------------------

         Section 5.01      Responsibilities of Servicer.
         ------------      ----------------------------

         (a) During the term of this Agreement, the Servicer, for the benefit of the Issuer, the Indenture Trustee and the Noteholders, shall be responsible for, and shall, in accordance with the servicing standards set forth herein, engage in the following activities: (i) monitoring the Policies on an ongoing basis to ensure that the terms of each Policy and all reporting requirements are observed, (ii) submitting claims for payment to and monitoring Obligors to ensure timely payment of Policy Proceeds with respect to all Policies that have reached Maturity, (iii) monitoring the Policies on an ongoing basis to ensure that all insurance premiums are remitted to Obligors when due and reporting such payments as provided herein, (iv) maintaining contact with the Insureds on an ongoing basis to ascertain the Maturity of each Policy and obtaining death certificates upon the Maturity of Policies, (v) performing monthly compliance calculations and generating Monthly Servicing Reports, (vi) enforcing the Indenture Trustee's security interest in the Policies granted pursuant to the Amended and Restated Indenture, and (vii) acting with full power and authority, at its sole discretion, to do any and all things in connection with its responsibilities that it may deem necessary or desirable and in the best interests of the Issuer and the Indenture Trustee, including the prudent delegation of such responsibilities to subservicers approved by the Majority Noteholders, which approval shall not be unreasonably withheld.

         (b) Without limiting the generality of the foregoing, the Servicer, in its own name or in the name of a subservicer, shall, and is hereby authorized and empowered by the Indenture Trustee, subject to Section 5.02 hereof, to execute and deliver (on behalf of itself, the Issuer, the Noteholders, the Indenture Trustee or any of them) any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, and all other comparable instruments, with respect to the Policies or the Documentation. Notwithstanding the foregoing, neither the Servicer, nor any subservicer, shall, except pursuant to a judicial order from a court of competent jurisdiction, or as otherwise expressly provided in this Agreement or pursuant to the Master Agreement, release or waive the right to collect the Policy Proceeds relating to any Policy. The Indenture Trustee shall, at the expense of the Noteholders, furnish the Servicer, or at the request of the Servicer, any subservicer, with any powers of attorney and other documents necessary or appropriate to enable PWCC or subservicer to carry out its servicing and administrative duties hereunder. Notwithstanding the appointment by the Servicer of a subservicer hereunder, the Servicer shall remain primarily liable for the full performance of its obligations hereunder during the term of this Agreement.

         (c) The Servicer and its subservicers shall conduct any management, servicing, administration, collection or enforcement actions in the following manner:

                  (i) The Servicer, as agent for and on behalf of the Issuer and the Indenture Trustee, shall enforce the payment of all claims by the Obligors and shall pursue any available claims against state guaranty insurance funds. All Recoveries and Policy Proceeds in respect of any Policy that are received by the Servicer shall be remitted to the Indenture Trustee for deposit in the Collection Account pursuant to
         Section 3.03(a) hereof; and

                  (ii) The Servicer may sue to enforce or collect upon Policies as agent for the Issuer and the Indenture Trustee on behalf of the Noteholders. If the Servicer elects to commence a legal proceeding to enforce a Policy, the act of commencement shall be deemed to be an automatic assignment of the Policy to the Servicer for purposes of collection only. If, however, in any enforcement suit or legal proceeding it is held that the Servicer may not enforce a Policy on the ground that it is not an owner of the Policy, then the Indenture Trustee on behalf of the Noteholders shall, at the Servicer's request, take such steps as the Servicer deems necessary and instructs the Indenture Trustee in writing to take to enforce the Policy, including bringing suit in its name or the name of the Issuer, as beneficial owner of the Policy, or the name of the Indenture Trustee, and the Indenture Trustee shall be indemnified by the Servicer for any such action taken.

         Section 5.02      Servicer Standard of Care.
         ------------      -------------------------

         In managing, administering, servicing and enforcing collections on the Policies pursuant to this Agreement, the Servicer will exercise that degree of skill and care consistent with industry standards for servicing of insurance policy portfolios, and that which the Servicer customarily exercises (or did exercise) with respect to similar life insurance policies owned by it and as described in the Operations Manual, and in any event, in a prudent and commercially reasonable manner. The Servicer shall punctually perform all of its obligations and agreements under this Agreement and shall comply with all applicable federal and state laws and regulations, shall maintain all state and federal licenses and franchises necessary for it to perform its servicing responsibilities hereunder, and shall not materially impair the rights of the Issuer, the Indenture Trustee, or the Noteholders in any Policy or payments of Policy Proceeds thereunder. Notwithstanding the foregoing, any written instructions from the Majority Noteholders to discontinue payment of premiums on a Policy shall be deemed a waiver of any further obligations of the Servicer hereunder with respect to such Policy. The Servicer shall deliver copies of any material amendments or modifications of the Operations Manual to the Indenture Trustee upon adoption, and shall not implement any material amendment or modification to the Operations Manual with respect to the Policies without the prior written approval of the Majority Noteholders.

         Section 5.03      Servicer Remittances.
         ------------      --------------------

         The Servicer shall, to the extent feasible, notify each Obligor to remit all Policy Proceeds to the Indenture Trustee at such address provided in writing by the Indenture Trustee to the Servicer. If any Policy Proceeds are inadvertently remitted to the Servicer, the Servicer shall forward such Policy Proceeds, including any Recoveries, in the same form in which received (which may be by check, properly endorsed as required for the Indenture Trustee to collect them) to the Indenture Trustee within one Business Day of receipt thereof for deposit in the Collection Account (if by check, when such check clears, and which shall be deemed to have cleared no later than the second Business Day after receipt by the Indenture Trustee). Prior to or simultaneous with such remittance, the Servicer shall telecopy notice to the Indenture Trustee describing such deposit. Until so forwarded to the Indenture Trustee, any Policy Proceeds held by the Servicer shall be held in trust for the benefit of the Holders of the Notes. Nothing contained herein shall be interpreted to require the Indenture Trustee to advance funds for deposit of Policy Proceeds in the Collection Account.

         Section 5.04      Financing Statements; Title Filings.
         ------------      -----------------------------------

         The Servicer has made all Uniform Commercial Code filings on behalf of the Issuer as were required pursuant to the terms of the original Amended and Restated Indenture and the Amended and Restated Indenture. The Servicer shall, at the expense of the Issuer, be responsible for taking such steps as are necessary to maintain perfection of such security interests. The Indenture Trustee hereby authorizes the Servicer to re-perfect or to cause the re-perfection of such security interest on its behalf as Indenture Trustee, as necessary.

         Section 5.05      Filing Claims.
         ------------      -------------

         Upon the Servicer's knowledge of a Policy's Maturity, the Servicer shall obtain the death certificate concerning the related Insured and shall promptly file a claim with the related Obligor for the payment of Policy Proceeds. In order to ensure prompt knowledge of a Policy's maturity, the Servicer shall monitor the health and status of each Insured, in accordance with the Operations Manual.

         Section 5.06     Premium Payments.
         ------------     ----------------

         (a) All premiums due with respect to any Policy shall be payable at the sole discretion of the Noteholders out of funds made available by the Noteholders in accordance with the Amended and Restated Indenture and the Master Agreement.

         (b) In order to ensure the prompt and timely payment of premiums, the Servicer shall maintain a checking account to be used for the payment of premiums and shall keep detailed records for each Policy specifying (i) the date premiums are due, (ii) the frequency of premium payments, (iii) the amount of each premium payment, (iv) the cumulative amount of premiums that have been paid since each Policy was acquired by PWCC or the Issuer, (v) the check number of each premium payment, (vi) the date premiums were paid, and (vii) whether a confirmation of receipt of payment from the related Obligor was received or whether the check for such premium payment cleared the bank account on which such check was drawn. The Servicer shall update such information daily and, upon reasonable request, shall provide the Noteholders with electronic access to such updated information. In addition, each month the Servicer shall provide written summaries and diskettes of such information to the Indenture Trustee and the Noteholders and shall upon request forward, or caused to be forwarded, to the Indenture Trustee or Noteholders a copy of any cancelled checks received during the prior month from the payment of premiums on the Policies.

         (c) Notwithstanding the foregoing, the Servicer shall have no obligation to make advances to cover the payment of any premium with respect to any Policy and shall have no obligation or liability for any adverse consequences caused by the lapse of any Policy either at the written direction of the Majority Noteholders in accordance with the Amended and Restated Indenture or otherwise due solely to the failure by the Noteholders to timely advance funds for the payment of any premium pursuant to Section 8.01 of the Amended and Restated Indenture.

         Section 5.07      Servicing Compensation.
         ------------      ----------------------

         As compensation for agreeing to perform servicing obligations under this Agreement, the Servicer shall be entitled to receive the Total Servicing Fee. Except as otherwise provided in Section 8.01 hereof or in the Master Agreement, the Total Servicing Fee shall be paid monthly pursuant to Section
12.02 of the Amended and Restated Indenture in an amount not less than the Monthly Servicing Fee, commencing on April 12, 2000 and ending on the July 12, 2002. So long as no Servicer Event of Default has occurred and is continuing, the Servicer shall be entitled to receive the Total Servicing Fee whether or not the Servicer's obligations hereunder are terminated prior to the Scheduled Servicer Termination Date. Subject to the written approval of the Noteholders in accordance with Section 12.02(d)(i) of the Amended and Restated Indenture, the Servicer shall also be reimbursed for all out-of-pocket expenses incurred by it in connection with its servicing activities hereunder, under the Amended and Restated Indenture and the Master Agreement, including, without limitation, the payment of fees and expenses incurred in connection with hiring subservicers and other independent contractors, providing reports to the Indenture Trustee, the Issuer and Noteholders and for reasonable costs and expenses incurred by it
(including reasonable attorney's fees and expenses) in connection with the realization, attempted realization or enforcement of rights and remedies upon Defaulted Policies. In the event of a termination of the Servicer resulting from the discharge of the Amended and Restated Indenture pursuant to the terms of
Section 5.02 of the Amended and Restated Indenture prior to the Scheduled Servicer Termination Date, the Servicer shall be due the remainder of the Total Servicing Fee then unpaid for each Payment Date through and including the Payment Date in June, 2002 as if the Amended and Restated Indenture continued in force through that date, with such compensation being payable by the application of proceeds from the Trust Estate in the order provided for in Section 5.02 of the Amended and Restated Indenture.

         Section 5.08      Back-End Sourcing Agent Fees.
         ------------      ----------------------------

         Upon receipt of any amounts payable under the Amended and Restated Indenture for Back-End Sourcing Agent Fees, the Servicer shall remit payment of such Back-End Sourcing Agent Fee to the applicable Back-End Sourcing Agent.

         Section 5.09      Monthly Servicing Reports.
         ------------      -------------------------

         No later than 3:00 P.M., New York time, on each Submission Date, the Servicer shall deliver the Monthly Servicing Report to the Indenture Trustee, who shall verify (to the extent it has been furnished the information necessary to perform such function) the information contained therein in accordance with
Section 12.06 of the Amended and Restated Indenture. Upon verification of the Monthly Servicing Report by the Indenture Trustee, the Servicer shall deliver the Monthly Servicing Report to the Issuer and the Noteholders.

         Section 5.10      Financial Statements; Certification as to Compliance;
         ------------      -----------------------------------------------------
Notice of Default.
-----------------

         (a) The Servicer will deliver to the Indenture Trustee, the Issuer and to each Noteholder:

                  (i) within 90 days after the end of each fiscal year of the Servicer, commencing with the fiscal year ending December 31, 1995, a copy of the Servicer's financial statements, all in reasonable detail and accompanied by an opinion of the Independent Accountants stating that such financial statements present fairly the financial condition of the Servicer and have been prepared in accordance with generally accepted accounting principles consistently applied (except for changes in application in which such accountants concur), and that the examination of such accountants in connection with such financial statements has been made in accordance with generally accepted auditing standards, and accordingly included such tests of the accounting records and such other auditing procedures as were considered necessary in the circumstances;

                  (ii) with each set of financial statements delivered pursuant to subsection (a)(i) above, the Servicer will deliver an Officer's Certificate stating that such officer has reviewed the relevant terms of the Indenture and this Agreement and has made, or caused to be made, under such officer's supervision, a review of the transactions and condition of the Servicer during the period covered by the financial statements then being furnished, that the review has not disclosed the existence of any Servicer Default or Servicer Event of Default or, if a Servicer Default or a Servicer Event of Default exists, describing its nature and what action the Servicer has taken and is taking with respect thereto, and that on the basis of such review the officer signing such certificate is of the opinion that during such period the Servicer has serviced the Policies in compliance with the procedures hereof except as disclosed in such certificate.

                  (iii) immediately upon becoming aware of the existence of any condition or event which constitutes a Servicer Default or a Servicer Event of Default, a written notice describing its nature and period of existence and what action the Servicer is taking or proposes to take with respect thereto;

                  (iv) promptly upon the Servicer's becoming aware of:

                           (A)      any  proposed or pending  investigation  of
                  it, the   Issuer or   any Key  Employee by  any  governmental
                  authority or agency, or

                           (B) any pending or proposed  court or  administrative
                  proceeding which involves or may involve the possibility of materially and adversely affecting the properties, business, prospects, profits or condition (financial or otherwise) of the Servicer or Issuer, a written notice specifying the nature of such investigation or proceeding and what action the Servicer is taking or proposes to take with respect thereto and evaluating its merits;

                  (v) with reasonable promptness any other data and information with respect to the Servicer or the Policies which may be reasonably requested from time to time, including without limitation any information required to be made available at any time to any prospective transferee of any Notes in order to satisfy the requirements of Rule 144A under the Securities Act of 1933, as amended; and

                  (vi) quarterly, within 30 days of the end of each fiscal quarter, commencing with the quarter ended March 31, 1995, unaudited versions of the Servicer's balance sheet and income statement and statement of sources and uses of cash.

         (b) On or before April 15 of each year commencing April 15, 2000, so long as any of the Notes are outstanding, the Servicer shall furnish to the Indenture Trustee an Officer's Certificate either stating that action has been taken with respect to the recording, filing, and rerecording and refiling of any financing statements and continuation statements as necessary to maintain the interest of the Indenture Trustee created by the Indenture with respect to the Trust Estate and reciting the details of such action or stating that no such action is necessary to maintain such interest. Such Officer's Certificate shall also describe the recording, filing, rerecording and refiling of any financing statements and continuation statements that will be required to maintain the interest of the Indenture Trustee in the Trust Estate until the date such next Officer's Certificate is due.

         Section 5.11      Annual Independent Accountants' Reports.
         ------------      ---------------------------------------

         (a) With respect to each fiscal year of the Servicer ending on or before the Scheduled Servicer Termination Date, the Servicer shall cause the Independent Accountants (who may also render and deliver other services to the Servicer and its Affiliates) to prepare a statement to the Indenture Trustee, the Issuer and the Noteholders, dated as of the close of such fiscal year, to the effect that such firm has examined the accounts and records of the Servicer and the Issuer relating to the servicing of the Policies as of the previous December 31 and that, on the basis of such examination, nothing has come to the Independent Accountant's attention to indicate that the Servicer has not maintained such information or performed its obligations in accordance with the requirements of this Agreement , except for (a) such exceptions as the Independent Accountants shall believe to be immaterial and (b) such other exceptions as shall be set forth in such statement. The Servicer shall deliver to the Indenture Trustee, the Issuer and the Noteholders a copy of any such statement within 90 days of the close of the relevant fiscal year.

         Section 5.12      Access to Certain Documentation and Information.
         ------------      -----------------------------------------------

         (a) The Servicer shall provide to each Noteholder copies of any report, document, correspondence or other information concerning the Trust Estate, the Issuer or the Servicer that is contemporaneously being provided to the Indenture Trustee. The Indenture Trustee shall provide to each Noteholder copies of any report, document, correspondence or other information concerning the Trust Estate, the Issuer or the Servicer that is contemporaneously being provided to the Servicer. Furthermore, each Noteholder and its representatives may upon reasonable advance notice to the Servicer or the Issuer have access to the Servicer's or the Issuer's premises, respectively, and have access to any information recorded in any form (including without limitation computer data and software) concerning the Trust Estate or the Issuer that is in the possession or under the control of the Servicer or the Issuer, including the ability to make copies of all such information. The Servicer will also provide any other non-proprietary, non-confidential information or documents reasonably requested and will cooperate to obtain any records or documents that are not within its possession or control relating to the Trust Estate.

         (b) At all times during the term hereof, the Servicer shall keep available at its principal executive office for inspection by Noteholders, the Indenture Trustee and the Issuer copies of all Documentation and copies of the Policy Schedule. Notwithstanding the foregoing, for all purposes of this Agreement and the Amended and Restated Indenture, the Policy Schedule maintained by the Indenture Trustee shall be the definitive Policy Schedule, absent manifest error.

         (c) The Servicer will maintain accounts and records as to each respective Policy serviced by the Servicer that are accurate and sufficiently detailed as to permit (i) the reader thereof to know as of the most recent Calculation Date the status of such Policy, including the payment of any Policy Proceeds and Recoveries received or owing (and the nature of each) thereon and
(ii) the reconciliation between payments of Policy Proceeds or Recoveries on (or with respect to) each Policy and the amounts from time to time deposited in the Collection Account in respect of such Policy.

         (d) The Servicer will maintain all of its accounts and records (including any back-up computer archives) such that, from and after the Closing Date and each Acquisition Date and the grant of the security interest in the related Policy to the Indenture Trustee, any reference therein to any such Policy indicates clearly that the Policy and the related Documentation are owned by the Issuer and pledged to the Indenture Trustee for the benefit of the Noteholders. Indication of the Indenture Trustee's interest in a Policy will be deleted from or modified on the Servicer's accounts and records and the Monthly Servicing Report when, and only when, the Policy Proceeds thereon have been paid in full, the Policy is replaced with a Substitute Policy or the Policy is repurchased by PWCC or the Owner.

         (e) Nothing in this Section 5.12 shall affect the obligation of the Servicer to observe any applicable law prohibiting disclosure of information regarding the Insureds, the Obligors or the Policies and the failure to provide information otherwise required by this Section 5.12 as a result of such observance by the Servicer, shall not constitute a breach of this Section 5.12.

         (f) All information obtained by the Indenture Trustee or any Noteholder regarding the Insureds, the Obligors or the Policies, whether upon exercise of its rights under this Section 5.12 or otherwise, shall be maintained by the Indenture Trustee or the Noteholder, as applicable, in confidence and shall not be disclosed to any other Person, unless and to the extent that such disclosure:
(i) is required by regulation, law or court order or requested by appropriate governmental or regulatory authorities; (ii) is made by the Indenture Trustee or a Noteholder to its respective officers, directors, auditors, attorneys, employees, professional consultants or agents who would have access to such information in the normal course of the performance of such Person's duties;
(iii) is made to Noteholders, prospective Noteholders, or other parties to the Transaction Documents; (iv) is required or requested by the NAIC Securities Valuation Office from a Noteholder; (v) is necessary to enforce any of the provision of the Transaction Documents; or (vii) with respect to the Indenture Trustee, shall, in the sole opinion of the Indenture Trustee, be required to exercise any of its rights or perform any of its obligations under the Amended and Restated Indenture, provided that the Indenture Trustee will use its best efforts to provide prior notice of such disclosure to the Issuer.

         Section 5.13      Other Necessary Data.
         ------------      --------------------

         The  Servicer  shall,  on  request  of  the  Indenture  Trustee  or any
Noteholder, on reasonable notice, (i) furnish the Indenture Trustee and the Noteholders with such additional data as is necessary for the administration of the Trust Estate as can be reasonably generated by the Servicer's existing data processing systems, and (ii) on and after termination of the Servicer as servicer hereunder, immediately provide the Indenture Trustee and such Noteholders with access to the Servicer's existing data processing systems and any files or records with respect to the Policies that it may have.

         Section 5.14      Indenture Trustee to Cooperate.
         ------------      ------------------------------

         Upon payment in full of any Policy Proceeds, the Servicer will notify the Indenture Trustee thereof on the next succeeding Submission Date, which notification may be in the Monthly Servicing Report, and shall include a statement to the effect that all amounts received in connection with such Policy which are required to be deposited in the Collection Account pursuant to Section
3.03 hereof have been so deposited. The Servicer is authorized to execute an instrument in satisfaction of such Policy and to do such other acts and execute such other documents as it deems necessary to discharge the Obligor thereunder. The Servicer shall determine when Policy Proceeds with regard to a Policy have been paid in full. Upon the written request of the Servicer and subject to the Indenture Trustee's rights to indemnity contained herein and in the

Amended and Restated Indenture, the Indenture Trustee shall perform such other acts as reasonably requested in writing by the Servicer and otherwise cooperate with the Servicer in enforcement of the Noteholders' rights and remedies with respect to Policies.

                                   ARTICLE SIX
                                   -----------
                                   [Reserved]
                                   ----------

                                  ARTICLE SEVEN
                                  -------------

                           SERVICER EVENTS OF DEFAULT
                           --------------------------

         Section 7.01      Servicer Events of Default.
         ------------      --------------------------

         (a) Any of the following acts or occurrences shall constitute a Servicer Event of Default:

                  (i) Any failure by the Servicer to deliver to the Indenture Trustee for payment to Noteholders any Policy Proceeds in respect of the Trust Estate required to be so delivered under the terms of the Amended and Restated Indenture and this Agreement that continues unremedied until 1:00 P.M., New York time, on the second Business Day following the Payment Date; provided, however, that the Indenture Trustee, upon receiving actual knowledge of such failure, shall give the Servicer prompt written, telecopied or telephonic notice of such failure. Notwithstanding the foregoing, any failure by the Indenture Trustee to deliver such notice to the Servicer shall not prevent the occurrence of a Servicer Event of Default; or

                  (ii)  Any  failure  by  the  Servicer  to  deliver  a  Monthly
         Servicing Report pursuant to Section 6.01 hereof that continues unremedied until 1:00 P.M., New York time, the following Business Day; provided, however, that if the Servicer has not delivered the Monthly Servicing Report by 5:00 P.M., New York time, on the Submission Date, the Indenture Trustee shall give the Servicer prompt written, telecopied or telephonic notice of such failure. Notwithstanding the foregoing, any failure by the Indenture Trustee to deliver such notice to the Servicer shall not prevent the occurrence of a Servicer Event of Default; or

                  (iii) Any failure on the part of the Servicer duly to observe or perform in any material respect any other covenants or agreements of the Servicer set forth in this Agreement or the Amended and Restated Indenture, as the case may be, or if any representation or warranty of the Servicer set forth in Section 3.02 hereof shall prove to be incorrect, which failure or breach (A) is likely to have or has had a material adverse effect on the interests or rights of the Indenture Trustee or the Noteholders and (B) continues unremedied for a period of 30 days after the date on which (x) the Servicer becomes aware of such failure or breach or (y) written notice of such failure or breach requiring the situation giving rise to such breach or non-conformity to be remedied, shall have been given to the Servicer by the Indenture Trustee or the Issuer, or to the Servicer and the Indenture Trustee by Holders of Notes representing not less than 25% of the Outstanding Principal Balance; or

                  (iv) Any assignment by the Servicer to a delegate of its duties or rights under this Agreement, except as specifically permitted hereunder, or any attempt to make such an assignment; or

                  (v) The entry of a decree or order for relief by a court having jurisdiction in respect of the Servicer or a petition against the Servicer in an involuntary case under any federal bankruptcy laws, as now or hereafter in effect, or any other present or future federal or state bankruptcy insolvency or similar law, or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official for the Servicer or for any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Servicer and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days; or

                  (vi) The commencement by the Servicer of a voluntary case under any federal bankruptcy laws, as now or hereafter in effect, or any other present or future federal or state bankruptcy, insolvency, reorganization or similar law, or the consent by the Servicer to the appointment of or taking possession by a conservator, receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official in any insolvency, readjustment of debt, marshalling of assets and liabilities, bankruptcy or similar proceedings of or relating to the Servicer or relating to a substantial part of its property, or the making by the Servicer of an assignment for the benefit of creditors, or the failure by the Servicer generally to pay its debts as such debts become due or if the Servicer shall admit in writing its inability to pay its debts as they become due, or the taking of corporate action by the Servicer in furtherance of any of the foregoing; or

                  (vii) The Servicer (if PWCC is then the Servicer) fails, within 45 days after entry, to pay, bond, or otherwise discharge any judgment in excess of $250,000, unless such judgment is then stayed on appeal; or

                  (viii) The Servicer (if PWCC is then the Servicer) defaults in the payment of any principal or interest due in excess of $250,000 in the aggregate and such default is not waived or cured within any applicable grace period; or

                  (ix) Any Event of Default under the Indenture occurs that is not waived and that is not attributable solely to an act or omission of the Indenture Trustee in its capacity as Indenture Trustee under the Indenture.

         (b) So long as a Servicer Event of Default shall not have been remedied within the period set forth in (i), (ii) or (iii) above, as applicable, or if a Servicer Event of Default described in (iv), (vii) or (viii) above occurs, the Issuer may, or the Indenture Trustee shall upon instruction by the Majority Noteholders, or if a Servicer Event of Default described in (v) or (vi) above occurs, the Indenture Trustee shall upon receiving written notice thereof, by notice (the "Servicer Default Notice") then given in writing to the Servicer terminate all, but not less than all, of the rights and obligations of the Servicer under this Agreement.

      (c) On or after the receipt by the Servicer of a Servicer Default Notice and the assumption of duties by the successor Servicer, all authority and power of the Servicer under this Agreement, whether with respect to the Notes or the Policies or otherwise, shall pass to and be vested in the successor Servicer appointed pursuant to Section 8.03 hereof. The Indenture Trustee shall not be deemed to have actual knowledge of a Servicer Event of Default (other than under paragraphs (i) and (ii) above), until a Responsible Officer of the Indenture Trustee shall have received written notice or actual knowledge thereof. In addition to any other amounts that are then payable to the Servicer under this Agreement, the Servicer shall be entitled to receive reimbursements for any unreimbursed payments of premiums made during the period or any other expenses previously approved by the Noteholders prior to the delivery of a Servicer
Termination Notice pursuant to this Section 7.01 which terminates the obligations and rights of the Servicer hereunder.

                                  ARTICLE EIGHT
                                  -------------

                              TERM AND TERMINATION
                              --------------------

         Section 8.01      Termination of this Agreement.
         ------------      -----------------------------

         (a) Except with respect to a particular party under Sections 4.01(b), 4.01(1), 8.02 or 9.05 hereof, the respective duties and obligations of the Servicer, PWCC and the Indenture Trustee created by this Agreement shall terminate upon the earlier of (i) the discharge of the Amended and Restated
Indenture in accordance with Sections 5.01 or 5.02 thereof, and (ii) the Scheduled Servicer Termination Date.

         (b) Prior to the  termination of this  Agreement  pursuant to paragraph
(a) of this Section 8.01, the Majority Noteholders may, upon 30 days advance written notice to the Servicer and the Indenture Trustee (the "Servicer Termination Notice"), terminate the duties and obligations of the Servicer hereunder, in which case the Servicer shall be paid in full any remaining unpaid portion of the Total Servicing Fee on or before the effective date of such termination.

         Section 8.02      The Servicer Not to Resign.
         ------------      --------------------------

         The Servicer shall not resign from the duties and obligations hereby imposed on it except upon breach by the Issuer, Indenture Trustee and/or the Noteholders of their obligation to pay the Servicer the Servicing Fee and reimburse its expenses hereunder and under the Amended and Restated Indenture.

         Section 8.03      Indenture Trustee to Act; Appointment of Successor
         ------------      --------------------------------------------------
Servicer
--------

         (a) On and after the time the Servicer receives a Servicer Termination Notice pursuant to Section 8.01(b) hereof or a Servicer Default Notice pursuant to Section 7.01(b) hereof, the Indenture Trustee shall, unless it is prevented by law, automatically and without further action become and assume the duties of the successor Servicer. If the Indenture Trustee cannot serve as successor Servicer, within 60 days, the Issuer shall appoint another firm acceptable to the Majority Noteholders, as evidenced by their written consent. The outgoing Servicer shall indemnify such successor Servicer for any and all acts and omissions of such outgoing Servicer that occurred prior to the date the successor Servicer assumed its duties and the outgoing Servicer shall continue to serve in such capacity until the successor Servicer assumes its duties.

         (b) The successor Servicer shall be the successor in all respects to the Servicer in its capacity as Servicer under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Servicer by the terms and provisions hereof other than with respect to the origination and sourcing of new policies; provided, however, that the successor Servicer
                               --------   -------
shall not be liable for any acts or omissions of the outgoing Servicer or for any breach by the outgoing Servicer of any of its representations and warranties contained herein or in any related document or agreement. With the prior written consent of the Issuer and Majority Noteholders, the successor Servicer may subcontract with another firm to act as subservicer so long as the successor Servicer remains fully responsible and accountable for the performance of all obligations of the Servicer on and after the time the Servicer receives the Servicer Termination Notice or Servicer Default Notice. The successor Servicer shall be entitled to the Servicing Fee as provided herein.

         (c) The Servicer, the Issuer, the Indenture Trustee and such successor Servicer shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. The Servicer agrees to fully, completely and unequivocally cooperate with the Indenture Trustee and any successor Servicer in effecting the termination of the responsibilities and rights of the Servicer to conduct servicing hereunder, including the transfer to such Successor Servicer of all authority of the
Servicer to service the Policies provided for under this Agreement and the Amended and Restated Indenture and all authority over Policy Proceeds, Premium Account, and other portions of the Trust Estate within the possession or the control of the Servicer, or which shall thereafter be received with respect to the Trust Estate, and in assisting the Successor Servicer. The Servicer shall within five Business Days transfer its records relating to the Trust Estate (maintained through electronic, optical or any other means of data storage) to the successor Servicer in such form as the successor Servicer may reasonably request and shall promptly transfer to the successor Servicer all the records, correspondence and documents necessary for the continued servicing of the Policies in the manner and at such times as the successor Servicer shall reasonably request. The Indenture Trustee (or the Noteholders if such Noteholders have previously reimbursed the Indenture Trustee therefor) shall be reimbursed by the outgoing Servicer for costs and expenses, if any, incurred in connection with the assumption of responsibilities of the successor Servicer, upon receipt of documentation of such costs and expenses.

         Section 8.04      Notification to Noteholders.
         ------------      ---------------------------

         Upon any termination of, or appointment of a successor to, the Servicer pursuant to Article Seven hereof or this Article Eight, the Indenture Trustee shall give prompt written notice thereof to the Noteholders at their respective addresses appearing in the Note Register.

         Section 8.05      Waiver of Past Defaults.
         ------------      -----------------------

         The Indenture Trustee shall, at the written direction of the Majority Noteholders, on behalf of all Noteholders, waive any default by the Servicer in the performance of its obligations hereunder and its consequences, other than a default that results in an Event of Default under clauses (i) or (ii) of Section
6.01 of the Indenture or a default of the type set forth in clause (v) or (vi) of Section 7.01(a) hereof, which waiver shall require the consent of each Noteholder. Upon any such waiver of a past default, such default shall cease to exist to the extent expressly waived, and any Servicer Event of Default arising therefrom shall be deemed to have been remedied to extent expressly waived. No such waiver shall extend to any subsequent or other default or impair any right consequent thereon except to the extent expressly waived.

         Section 8.06      Effects of Termination of Servicer.
         ------------      ----------------------------------

         (a) Upon the termination of this Agreement or the Servicer pursuant to Sections 7.01 or 8.01 hereof, the Servicer shall pay all monies with respect to the Policies held by the Servicer, to which the Servicer is not otherwise entitled, to the Issuer or upon the Issuer's order.

         (b) After the assumption of servicing duties by the successor Servicer, the outgoing Servicer shall have no further obligations with respect to the management, administration, servicing, enforcement, custody or collection of the Policies and the successor Servicer shall have all of such obligations, except that the outgoing Servicer will transmit or cause to be transmitted directly to the successor Servicer, promptly on receipt and in the same form in which received, any amounts held by the outgoing Servicer (properly endorsed where required for the successor Servicer to collect them) received as payments upon or otherwise in connection with the Policies and diligently assist in the transition to the successor. The outgoing Servicer's indemnification obligations pursuant to Section 4.01(b) hereof will survive the termination of the Servicer but will not extend to any acts or omissions of a successor Servicer.

         Section 8.07      No Effect on Other Parties.
         ------------      --------------------------

         Upon any termination of the rights and powers of the Servicer pursuant to Sections 7.01 or 8.01(b) hereof, or upon any appointment of a successor Servicer, all the rights, powers, duties and obligations of the other parties under this Agreement and the Amended and Restated Indenture shall remain unaffected by such termination or appointment and shall remain in full force and effect.

                                  ARTICLE NINE
                                  ------------

                                  MISCELLANEOUS
                                  -------------

         Section 9.01      Amendments.
         ------------      ----------

         (a) This Agreement may be amended from time to time in writing signed by each of the Issuer, the Servicer, PWCC and the Indenture Trustee, with the consent of the Majority Noteholders, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement; provided, however, that no such amendment shall, without the consent
            --------  -------
of each Noteholder, (i) alter the priorities with which any allocation of funds shall be made hereunder; (ii) permit the creation of any lien on the Trust Estate (other than the lien of the Amended and Restated Indenture) or any portion thereof or deprive any such Noteholder of the benefit of this Agreement with respect to the Trust Estate or any portion thereof; or (iii) modify this
Section 9.01.

         (b) Promptly after the execution of any amendment, the Servicer shall send to the Indenture Trustee and each Holder of the Notes a conformed copy of each such amendment.

         (c) It shall not be necessary, in any consent of Noteholders under this
Section 9.01, to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consent and of evidencing the authorization of the execution thereof by Noteholders shall be subject to such reasonable regulations as the Indenture Trustee may prescribe.

         (d) Any amendment or modification effected contrary to the provisions of this Section 9.01 shall be void.

         (e) The Indenture Trustee shall be entitled to obtain upon request an Officer's Certificate and/or Opinion of Counsel covering such matters as it may require in connection with entering into any such amendments.

         Section 9.02   Governing Law.
         ------------   -------------

         This Agreement shall be construed in accordance with the internal laws of the State of New York, without regard to choice of law principals.

         Section 9.03   Notices.
         ------------   -------

         Unless otherwise specifically provided herein, all demands, notices, directions, and all other communications hereunder shall be in writing and shall be delivered or mailed by registered or certified United States mail, postage prepaid, and addressed: (i) in the case of PWCC, to 1700 Montgomery Street, Suite 250, San Francisco, CA 94111, Tel. (415) 362-1913, Fax (415) 362-0673
Attention: Alan Perper; (ii) in the case of the Indenture Trustee, to Bankers Trust Company, Four Albany Street, New York, N.Y. 10006, (212) 250-5326, Fax
(212) 250-6439, Attention: Ms. Pei Huang, Corporate Trust and Agency Group/Structured Finance Group; (iii) in the case of the Issuer, to 1700 Montgomery Street, Suite 250A, San Francisco, CA 94111, Attention: Alan Perper; and (iv) in the case of the Noteholders, to the address for each Noteholder specified in the Note Register. All notices and demands shall be deemed to have been given either at the time of the delivery thereof to any officer of the Person entitled to receive such notices and demands at the address of such Person for notices hereunder, or on the third day after the mailing thereof to such address, as the case may be. Any Person may change the address for notices hereunder by giving notice of such change to the other Person.

         Section 9.04   Separability Clause; Conflict with Amended and Restated
         ------------   -------------------------------------------------------
Indenture.
---------

         Any provisions of this Agreement which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. If any term or provision of this Agreement conflicts with any term or provision of the Amended and Restated Indenture, the Amended and Restated Indenture shall control for all purposes of this Agreement.

         Section 9.05   Assignment.
         ------------   ----------

         This Agreement may not be assigned or delegated by the Issuer to anyone other than the Indenture Trustee, for the benefit of the Noteholders. PWCC and any successor Servicer may assign this Agreement only with the approval of the Majority Noteholders.

         Section 9.06  Further Assurances.
         ------------  ------------------

         Each of the Servicer, PWCC, the Indenture Trustee and the Issuer agrees to do such further acts and things and to execute and deliver to the other such additional assignments, agreements, powers and instruments as are required by any party to carry into effect the purposes of this Agreement or to better assure and confirm unto the other party its rights, powers or remedies hereunder. If PWCC is no longer the Servicer and any Obligor shall be in default under any Policy, upon reasonable request from the Servicer, PWCC will take all reasonable steps to assist in enforcing such Policy and preserving and maintaining title to the Policies against the claims of all persons and parties to the extent PWCC is capable of performing such requested steps and the Servicer reasonably determines that the assistance of PWCC is necessary to effect the intent and purposes hereof.

         Section 9.07   No Waivers;  Cumulative Remedies.
         ------------   --------------------------------

         No failure to exercise and no delay in exercising, on the part of the Issuer, PWCC or the Indenture Trustee, any right, remedy, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise of any right, remedy, or privilege hereunder preclude any other or further exercise hereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exhaustive of any rights, remedies, powers and privilege provided by law.

         Section 9.08   Binding Effect;  Third Party Beneficiaries.
         ------------   ------------------------------------------

         This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns. All servicing provisions hereof shall inure to the benefit of the Noteholders.

         Section 9.09   Set-Off.
         ------------   -------


         (a) PWCC and any successor Servicer hereby irrevocably and unconditionally waive all right of set-off that it may have under contract (including this Agreement), applicable law or otherwise with respect to any funds or monies of the Issuer at any time held by or in the possession of such party.

         (b) The Issuer shall have the right to set-off against PWCC any amounts to which PWCC may be entitled and to apply such amounts to any claims the Issuer may have against PWCC from time to time under this Agreement. Upon any such set-off the Issuer shall give notice of the amount thereof and the reasons therefor.

         Section 9.10  Counterparts.
         ------------  ------------

         This Agreement may be executed in one or more counterparts all of which together shall constitute one original document.

         Section 9.11    Article Headings and Captions.
         ------------    -----------------------------

         The article headings and captions herein are for convenience of reference only, and shall not limit or otherwise affect the meaning hereof.

         Section 9.12      Legal Holidays.
         ------------      --------------

         In the case where the date on which any action required to be taken, document required to be delivered or payment required to be made is not a Business Day, such action, delivery or payment need not be made on such date, but may be made on the next succeeding Business Day.

         Section 9.13      Assignment for Security for the Notes.
         ------------      -------------------------------------

         PWCC understands that the Issuer will assign to and grant to the Indenture Trustee a security interest in all its right, title and interest to this Agreement. PWCC consents to such assignment and grant and further agree that all representations, warranties, covenants and agreements of PWCC made herein shall also be for the benefit of and inure to the Indenture Trustee and all Holders from time to time of the Notes.

                  IN WITNESS WHEREOF, PWCC, the Indenture Trustee and the Issuer have caused this Amended and Restated Contribution, Sale and Servicing Agreement to be duly executed by their respective officers thereunto duly authorized as of the date and year first above written.


                                                     POINT WEST CAPITAL
                                                     CORPORATION
                                                     ==================



                                                     By /s/ Alan B. Perper
                                                     -------------------------
                                                     President


                                                     DIGNITY PARTNERS FUNDING
                                                     CORP 1.
                                                     -------------------------



                                                     By /s/ Alan B. Perper
                                                     -------------------------
                                                     President


                                                     BANKERS TRUST COMPANY,
                                                     as Indenture Trustee


                                                     By /s/ Franco B. Talavera
                                                     -------------------------
                                                     AVP

                                   SCHEDULE I
                                 POLICY SCHEDULE

                                    EXHIBIT A

                      FORM OF DIGNITY PARTNER'S CERTIFICATE

TO:      Dignity Partners Funding Corp. I
         1700 Montgomery Street, Suite 250A
         San Francisco, CA  94111
         Attention: Alan Perper

         Bankers Trust Company
         4 Albany Street, 10th Floor
         New York, New York  10006
         Attention:  Corporate Trust and Agency Group
                     Structured Finance Team

                         The Amended and Restated Contribution, Sale and Servicing Agreement, dated as of April 1, 2000 (the "Amended and Restated Contribution, Sale and Servicing Agreement"), by and among Point West Capital Corporation, formerly known as Dignity Partners, Inc. ("PWCC" or the "Servicer"), Dignity Partners Funding Corp. I (the "Issuer") and Bankers Trust Company (the "Indenture Trustee")

Ladies and Gentlemen:

         1. This Certificate is delivered pursuant to the Amended and Restated Contribution, Sale and Servicing Agreement. Capitalized terms used herein shall have the meanings assigned to such terms in the Amended and Restated Contribution, Sale and Servicing Agreement.

         2. PWCC hereby :

         (a) transfers, assigns, sells and grants to the Issuer, without recourse, except as provided in Section 3.03 of the Amended and Restated Contribution, Sale and Servicing Agreement, as of the date specified below, any and all of PWCC's right, title and interest in and to all of the Policy Assets relating to each Policy identified on
         Schedule I attached hereto (the "Subject Policies"), whether now existing or hereafter arising;

          (b) submits to the Indenture Trustee a Policy File for each of the Subject Policies, together with each item listed in the definition of "Documentation" in Section 1.01 of the Amended and Restated Indenture; and

         (c) represents and warrants to the Issuer and the Indenture Trustee as secured party for the benefit of the Noteholders that (i) each item listed in clauses (b), (e), (g) and (h) of the definition of "Documentation" in Section 1.01 of the Amended and Restated Indenture is an original, (ii) each Policy and each assignment referred to in clause (d) of said definition has been executed, (iii) the Policy Schedule correctly states the DP Policy Number, the Face Value, the Obligor's name and the Insured's name for each of the Subject Policies,
         (iv) the Subject Policies have been validly transferred and assigned to the Issuer and are subject to a prior perfected security interest in favor of the Indenture Trustee for the benefit of the Noteholders and ( v ) the Subject Policies constitute Eligible Policies.

                                                 POINT WEST CAPITAL CORPORATION



Date:                                                  By /s/ Alan B. Perper
     ---------------------                             -------------------------
                                                       President

                                    EXHIBIT B
                                    ---------

                                OPERATIONS MANUAL
                                -----------------